                                                               EXHIBIT 99.(c.13)

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITIES       Preliminary

                               OVERVIEW / SUMMARY

latest version:

1,000 slots (@$350/day), 35% retention rate, $20mn cash invested in everything but slots, those assumed to be leased at 5% of gross, and the existing Wonderland property included on the balance sheet at $13mn, for a total asset base of $25mn (new construction is $5.0mn):

Exhibit:   A1        Balance Sheet ($25 million invested)
           B1        Income Statement (35% retention)     IRR =  3.6%
           C1        Income Statements for Other Operations
                     Notes to Financial Projections

the following include an up-front license fee payment of $25 million (amortized over 5 years):

            A2       Balance Sheet ($50 mn invested, inc $25mn fee)

           B2-35     Retention rate = 35%                 IRR =  -9.2%

           B2-40     Retention rate = 40%                 IRR =   4.5%

           B2-45     Retention rate = 45%                 IRR =  16.7%
           B2-46     Retention rate = 46%                 IRR =  19.0%
           B2-47     Retention rate = 47%                 IRR =  21.3%

the following assume win at $400/slot/day (up from $350):

           B3-35     Retention rate = 35%                 IRR =  -4.9%

           B3-40     Retention rate = 40%                 IRR =   9.9%

           B3-43     Retention rate = 43%                 IRR =  18.0%
           B3-44     Retention rate = 44%                 IRR =  20.7%
           B3-45     Retention rate = 45%                 IRR =  23.2%

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES
B1357100.1

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

            EXHIBIT A1: BALANCE SHEET ($25 MILLION INVESTED [+FEE])

              (At full-scale opening, in millions of 2003 dollars)

ASSETS:

       Cash / Working Capital                   $   2.5

       Existing Land, Buildings, Etc.                na
         less accumulated depreciation               na
                                                -------
       Net Existing Property                    $  13.0(1)

       New Construction for Slots               $   5.0
       Slot Machines     (1,000)                    0.0(2)
       Food & Beverage Equipment                    2.0
       Other Equipment                              3.0
       Initial License Fee                          0.0
                                                -------
       Total Assets                             $  25.5

LIABILITIES:

       Payables, etc.                           $   0.5

       Long-Term Debt                               0.0

       Equity                                      25.0
                                                -------
       Total Liabilities                        $  25.5

(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 1000 slots assumed to be leased for 5% of gross win. Revenue projections assume ongoing replacement at customary industry rates.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

         EXHIBIT B1: INCOME STATEMENT ($25 MILLION INVESTED [W/O FEE])

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
 Slot Win             $350 win/slot/day                   $ 127.8   $ 131.6   $ 135.5   $ 139.6   $ 143.8

EXPENSES:
 Not retained by operator        65.0%                    $  83.0   $  85.5   $  88.1   $  90.7   $  93.5
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                               7.3       7.5       7.8       8.0       8.2
 Payroll Taxes & Benefits                                     1.8       1.9       1.9       2.0       2.1
 Slot Lease Payments                                          6.4       6.6       6.8       7.0       7.2
 Other Slot Operating Costs                                   3.2       3.3       3.4       3.5       3.6
 Building Operating Costs                                     3.2       3.3       3.4       3.5       3.6
 Property Tax                                                 0.9       0.9       0.9       0.9       1.0
 Advertising/Media Marketing                                  3.8       3.9       4.1       4.2       4.3
 Promotion: Food & Beverage                     $   8.3
    Other Players' Club                             4.5
    Bussing & Other                                 3.8
 Total Promotion                                -------      16.6      17.1      17.6      18.1      18.7
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      0.9
    Initial License Fee (5 years)                   0.0
 Total Dep'n & Amort'n                          -------       0.9       0.9       0.9       0.9       0.9
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 127.1   $ 130.9   $ 134.8   $ 138.8   $ 143.0
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $   0.6   $   0.7   $   0.7   $   0.8   $   0.8
 Net Income / Food & Beverage(1)                          $   1.7   $   1.8   $   1.9   $   2.1   $   2.3(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $   2.4   $   2.5   $   2.6   $   2.8   $   3.2
 Corporate Income Taxes                                  ($   0.7) ($   0.7) ($   0.8) ($   0.9) ($   0.9)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $   1.7   $   1.7   $   1.8   $   2.0   $   2.2

 Add back: Depreciation (inc F&B)                         $   1.3   $   1.3   $   1.3   $   1.3   $   1.3
 Subtract: Capital Invested                    ($  25.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  25.0)  $   2.9   $   3.0   $   3.1   $   3.2   $  16.5
                     IRR =        3.6%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

               EXHIBIT C1: INCOME STATEMENTS FOR OTHER OPERATIONS

                       ($ million, based on 2003 dollars)

FOOD & BEVERAGE                                  YEAR 1
Total Food Sales ("comped" amount)              $  19.2    ($ 3.8)
Total Beverage Sales ("comped" amount)              8.9      (4.5)
                                                -------     -----
Total Food & Beverage Revenues (Comps)          $  28.1    ($ 8.3)

Cost of Goods Sold                              $   9.5
Direct Payroll                                      9.5
Payroll Taxes & Benefits                            1.9
Other Operating Costs                               5.2
Depreciation                                        0.4
                                                -------
Total Food & Beverage Expenses                  $  26.4
                                                -------
Food & Beverage Net Income                      $   1.7

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

                         NOTES TO FINANCIAL PROJECTIONS

     SLOT OPERATIONS

State + Local Tax on Win                           65% x slot win

General inflation rate                            3.0% per year
Cash/working capital                              1.0  weeks of revenues
Slot lease rate (inc. systems)                    5.0% x slot win
Revenue participation machines                     na
Lessor's share of such slots' revenues             na
Ancillary equipment                           $ 3,000  per slot
Slot replacements in later years                   30% each year
Payables as % of working capital                   20% x working capital
Projected Total Slot jobs                         242  FTE
Payroll Taxes & Benefits                           25% x direct payroll
Other Slot Operating Costs                        2.5% x non-leased revenue
Building Operating Costs                          2.5% x slot win
Property Tax                                      2.0% x assets except cash
Advertising/Media Marketing                       3.0% x slot win
Promotion:
   Complimentary Food                              20% x food sales
   Complimentary Beverages                         50% x beverage sales
   Other Players' Club                            3.5% x slot win
   Bussing & Other                                3.0% x slot win
Annual interest on long-term debt                  10%
Combined corporate income tax rate                 30% (state+federal)

FOOD & BEVERAGE OPERATIONS

                                       Food    Beverage
Total Sales                             15%         7% x slot win
Cost of Goods Sold                      40%        20% x gross sales
Direct Payroll                          40%        20% x gross sales
Payroll Taxes & Benefits                20%        20% x direct payroll
Other Operating Costs                   20%        15% x gross sales

F & B equipment                                $2,000  per slot
Projected Total Food & Bev jobs                   378  FTE

Projected Total jobs                              620  FTE

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

          EXHIBIT A2: BALANCE SHEET ($50 MILLION INVESTED [INC. FEE])

              (At full-scale opening, in millions of 2003 dollars)

ASSETS:

    Cash / Working Capital                      $   2.5

    Existing Land, Buildings, Etc.                   na
      less accumulated depreciation                  na
                                                -------
    Net Existing Property                       $  13.0(1)

    New Construction for Slots                  $   5.0
    Slot Machines  (1,000)                          0.0(2)
    Food & Beverage Equipment                       2.0
    Other Equipment                                 3.0
    Initial License Fee                            25.0
                                                -------
    Total Assets                                $  50.5

LIABILITIES:

    Payables, etc.                              $   0.5

    Long-Term Debt                                  0.0

    Equity                                         50.0
                                                -------
    Total Liabilities                           $  50.5

(1) Contribution of existing property at appraised value of $13mn; assumed to be recouped in "terminal value" at end of Year 5.

(2) 1000 slots assumed to be leased for 5% of gross win. Revenue projections assume ongoing replacement at customary industry rates.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B2-35: INCOME STATEMENT ($25MN FEE, 35% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
  Slot Win            $350 win/slot/day                   $ 127.8   $ 131.6   $ 135.5   $ 139.6   $ 143.8

EXPENSES:
  Not retained by operator       65.0%                    $  83.0   $  85.5   $  88.1   $  90.7   $  93.5
  Other deductions (0%)                                       0.0       0.0       0.0       0.0       0.0
  Direct Payroll                                              7.3       7.5       7.8       8.0       8.2
  Payroll Taxes & Benefits                                    1.8       1.9       1.9       2.0       2.1
  Slot Lease Payments                                         6.4       6.6       6.8       7.0       7.2
  Other Slot Operating Costs                                  3.2       3.3       3.4       3.5       3.6
  Building Operating Costs                                    3.2       3.3       3.4       3.5       3.6
  Property Tax                                                1.4       1.4       1.4       1.5       1.5
  Advertising/Media Marketing                                 3.8       3.9       4.1       4.2       4.3
  Promotion: Food & Beverage                    $   8.3
     Other Players' Club                            4.5
     Bussing & Other                                3.8
  Total Promotion                               -------      16.6      17.1      17.6      18.1      18.7
  Interest on Debt                                            0.0       0.0       0.0       0.0       0.0
  Depr'n &c: Slots (3 years)                    $   0.0
     Bldgs & Other (20/5 years)                     0.9
     Initial License Fee (5 years)                  5.0
  Total Dep'n & Amort'n                         -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
  Total Expenses                                          $ 132.6   $ 136.4   $ 140.3   $ 144.4   $ 148.5
                                                          -------   -------   -------   -------   -------
  Net Income from Slot Operations                        ($   4.9) ($   4.8) ($   4.8) ($   4.8) ($   4.7)
  Net Income / Food & Beverage(1)                         $   1.7   $   1.8   $   1.9   $   2.1   $   2.3(1)
                                                          -------   -------   -------   -------   -------
  Consolidated Net Income Before Tax                     ($   3.1) ($   3.0) ($   2.9) ($   2.7) ($   2.4)
  Corporate Income Taxes                                  $   0.9   $   0.9   $   0.9   $   0.8   $   0.7
                                                          -------   -------   -------   -------   -------
  Net Income After Corporate Taxes                       ($   2.2) ($   2.1) ($   2.0) ($   1.9) ($   1.7)

  Add back: Depreciation (inc F&B)                        $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
  Subtract: Capital Invested                   ($  50.0)                0.0       0.0       0.0      13.0
            (inc Terminal Value)                -------   -------   -------   -------   -------   -------
  Result: Net Cash Flow                        ($  50.0)  $   4.1   $   4.1   $   4.2   $   4.4   $  17.6
                     IRR =      -9.20%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B2-40: INCOME STATEMENT ($25MN FEE, 40% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
 Slot Win             $350 win/slot/day                   $ 127.8   $ 131.6   $ 135.5   $ 139.6   $ 143.8

EXPENSES:
 Not retained by operator        60.0%                    $  76.7   $  78.9   $  81.3   $  83.8   $  86.3
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                               7.3       7.5       7.8       8.0       8.2
 Payroll Taxes & Benefits                                     1.8       1.9       1.9       2.0       2.1
 Slot Lease Payments                                          6.4       6.6       6.8       7.0       7.2
 Other Slot Operating Costs                                   3.2       3.3       3.4       3.5       3.6
 Building Operating Costs                                     3.2       3.3       3.4       3.5       3.6
 Property Tax                                                 1.4       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                                  3.8       3.9       4.1       4.2       4.3
 Promotion: Food & Beverage                     $   8.3
    Other Players' Club                             4.5
    Bussing & Other                                 3.8
 Total Promotion                                -------      16.6      17.1      17.6      18.1      18.7
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      0.9
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 126.2   $ 129.8   $ 133.6   $ 137.4   $ 141.3
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $   1.5   $   1.7   $   2.0   $   2.2   $   2.5
 Net Income / Food & Beverage(1)                          $   1.7   $   1.8   $   1.9   $   2.1   $   2.3(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $   3.3   $   3.5   $   3.9   $   4.3   $   4.8
 Corporate Income Taxes                                  ($   1.0) ($   1.1) ($   1.2) ($   1.3) ($   1.4)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $   2.3   $   2.5   $   2.7   $   3.0   $   3.3

 Add back: Depreciation (inc F&B)                         $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
 Subtract: Capital Invested                    ($  50.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  50.0)  $   8.5   $   8.7   $   9.0   $   9.2   $  22.6
                     IRR =        4.5%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B2-45: INCOME STATEMENT ($25MN FEE, 45% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
 Slot Win             $350 win/slot/day                   $ 127.8   $ 131.6   $ 135.5   $ 139.6   $ 143.8

EXPENSES:
 Not retained by operator        55.0%                    $  70.3   $  72.4   $  74.5   $  76.8   $  79.1
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                               7.3       7.5       7.8       8.0       8.2
 Payroll Taxes & Benefits                                     1.8       1.9       1.9       2.0       2.1
 Slot Lease Payments                                          6.4       6.6       6.8       7.0       7.2
 Other Slot Operating Costs                                   3.2       3.3       3.4       3.5       3.6
 Building Operating Costs                                     3.2       3.3       3.4       3.5       3.6
 Property Tax                                                 1.4       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                                  3.8       3.9       4.1       4.2       4.3
 Promotion: Food & Beverage                     $   8.3
    Other Players' Club                             4.5
    Bussing & Other                                 3.8
 Total Promotion                                -------      16.6      17.1      17.6      18.1      18.7
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      0.9
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 119.8   $ 123.3   $ 126.8   $ 130.4   $ 134.1
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $   7.9   $   8.3   $   8.8   $   9.2   $   9.6
 Net Income / Food & Beverage(1)                          $   1.7   $   1.8   $   1.9   $   2.1   $   2.3(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $   9.6   $  10.1   $  10.6   $  11.3   $  12.0
 Corporate Income Taxes                                  ($   2.9) ($   3.0) ($   3.2) ($   3.4) ($   3.6)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $   6.8   $   7.1   $   7.5   $   7.9   $   8.4

 Add back: Depreciation (inc F&B)                         $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
 Subtract: Capital Invested                    ($  50.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  50.0)  $  13.0   $  13.3   $  13.7   $  14.1   $  27.6
                     IRR =       16.7%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B2-46: INCOME STATEMENT ($25MN FEE, 46% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
 Slot Win             $350 win/slot/day                   $ 127.8   $ 131.6   $ 135.5   $ 139.6   $ 143.8

EXPENSES:
 Not retained by operator        54.0%                    $  69.0   $  71.1   $  73.2   $  75.4   $  77.6
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                               7.3       7.5       7.8       8.0       8.2
 Payroll Taxes & Benefits                                     1.8       1.9       1.9       2.0       2.1
 Slot Lease Payments                                          6.4       6.6       6.8       7.0       7.2
 Other Slot Operating Costs                                   3.2       3.3       3.4       3.5       3.6
 Building Operating Costs                                     3.2       3.3       3.4       3.5       3.6
 Property Tax                                                 1.4       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                                  3.8       3.9       4.1       4.2       4.3
 Promotion: Food & Beverage                     $   8.3
    Other Players' Club                             4.5
    Bussing & Other                                 3.8
 Total Promotion                                -------      16.6      17.1      17.6      18.1      18.7
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      0.9
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 118.6   $ 121.9   $ 125.4   $ 129.0   $ 132.7
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $   9.2   $   9.6   $  10.1   $  10.6   $  11.1
 Net Income / Food & Beverage(1)                          $   1.7   $   1.8   $   1.9   $   2.1   $   2.3(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  10.9   $  11.4   $  12.0   $  12.7   $  13.4
 Corporate Income Taxes                                  ($   3.3) ($   3.4) ($   3.6) ($   3.8) ($   4.0)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $   7.6   $   8.0   $   8.4   $   8.9   $   9.4

 Add back: Depreciation (inc F&B)                         $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
 Subtract: Capital Invested                    ($  50.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  50.0)  $  13.9   $  14.2   $  14.7   $  15.1   $  28.6
                     IRR =       19.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B2-47: INCOME STATEMENT ($25MN FEE, 47% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
 Slot Win             $350 win/slot/day                   $ 127.8   $ 131.6   $ 135.5   $ 139.6   $ 143.8

EXPENSES:
 Not retained by operator        53.0%                    $  67.7   $  69.7   $  71.8   $  74.0   $  76.2
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                               7.3       7.5       7.8       8.0       8.2
 Payroll Taxes & Benefits                                     1.8       1.9       1.9       2.0       2.1
 Slot Lease Payments                                          6.4       6.6       6.8       7.0       7.2
 Other Slot Operating Costs                                   3.2       3.3       3.4       3.5       3.6
 Building Operating Costs                                     3.2       3.3       3.4       3.5       3.6
 Property Tax                                                 1.4       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                                  3.8       3.9       4.1       4.2       4.3
 Promotion: Food & Beverage                     $   8.3
    Other Players' Club                             4.5
    Bussing & Other                                 3.8
 Total Promotion                                -------      16.6      17.1      17.6      18.1      18.7
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      0.9
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 117.3   $ 120.6   $ 124.1   $ 127.6   $ 131.3
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $  10.5   $  11.0   $  11.5   $  12.0   $  12.5
 Net Income / Food & Beverage(1)                          $   1.7   $   1.8   $   1.9   $   2.1   $   2.3(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  12.2   $  12.7   $  13.4   $  14.1   $  14.8
 Corporate Income Taxes                                  ($   3.7) ($   3.8) ($   4.0) ($   4.2) ($   4.5)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $   8.5   $   8.9   $   9.3   $   9.8   $  10.4

 Add back: Depreciation (inc F&B)                         $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
 Subtract: Capital Invested                    ($  50.0)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  50.0)  $  14.8   $  15.2   $  15.6   $  16.1   $  29.6
                     IRR =       21.3%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B3-35: INCOME STATEMENT ($25MN FEE, 35% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
 Slot Win             $400 win/slot/day                   $ 146.0   $ 150.4   $ 154.9   $ 159.5   $ 164.3

EXPENSES:
 Not retained by operator        65.0%                    $  94.9   $  97.7   $ 100.7   $ 103.7   $ 106.8
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                               7.3       7.5       7.8       8.0       8.2
 Payroll Taxes & Benefits                                     1.8       1.9       1.9       2.0       2.1
 Slot Lease Payments                                          7.3       7.5       7.7       8.0       8.2
 Other Slot Operating Costs                                   3.7       3.8       3.9       4.0       4.1
 Building Operating Costs                                     3.7       3.8       3.9       4.0       4.1
 Property Tax                                                 1.4       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                                  4.4       4.5       4.6       4.8       4.9
 Promotion: Food & Beverage                     $   9.5
    Other Players' Club                             5.1
    Bussing & Other                                 4.4
 Total Promotion                                -------      19.0      19.5      20.1      20.7      21.4
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      0.9
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 149.2   $ 153.5   $ 158.0   $ 162.5   $ 167.2
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                         ($   3.2) ($   3.1) ($   3.1) ($   3.0) ($   2.9)
 Net Income / Food & Beverage(1)                          $   2.0   $   2.1   $   2.2   $   2.4   $   2.7(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                      ($   1.2) ($   1.0) ($   0.8) ($   0.5) ($   0.2)
 Corporate Income Taxes                                   $   0.4   $   0.3   $   0.2   $   0.2   $   0.0
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                        ($   0.8) ($   0.7) ($   0.6) ($   0.4) ($   0.1)

 Add back: Depreciation (inc F&B)                         $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
 Subtract: Capital Invested                    ($  50.2)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  50.2)  $   5.4   $   5.5   $   5.7   $   5.9   $  19.1
                     IRR =       -4.9%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B3-40: INCOME STATEMENT ($25MN FEE, 40% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
 Slot Win             $400 win/slot/day                   $ 146.0   $ 150.4   $ 154.9   $ 159.5   $ 164.3

EXPENSES:
 Not retained by operator        60.0%                    $  87.6   $  90.2   $  92.9   $  95.7   $  98.6
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                               7.3       7.5       7.8       8.0       8.2
 Payroll Taxes & Benefits                                     1.8       1.9       1.9       2.0       2.1
 Slot Lease Payments                                          7.3       7.5       7.7       8.0       8.2
 Other Slot Operating Costs                                   3.7       3.8       3.9       4.0       4.1
 Building Operating Costs                                     3.7       3.8       3.9       4.0       4.1
 Property Tax                                                 1.4       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                                  4.4       4.5       4.6       4.8       4.9
 Promotion: Food & Beverage                     $   9.5
    Other Players' Club                             5.1
    Bussing & Other                                 4.4
 Total Promotion                                -------      19.0      19.5      20.1      20.7      21.4
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      0.9
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 141.9   $ 146.0   $ 150.2   $ 154.5   $ 159.0
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $   4.1   $   4.4   $   4.7   $   5.0   $   5.3
 Net Income / Food & Beverage(1)                          $   2.0   $   2.1   $   2.2   $   2.4   $   2.7(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $   6.1   $   6.5   $   6.9   $   7.4   $   8.1
 Corporate Income Taxes                                  ($   1.8) ($   1.9) ($   2.1) ($   2.2) ($   2.4)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $   4.3   $   4.5   $   4.8   $   5.2   $   5.6

 Add back: Depreciation (inc F&B)                         $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
 Subtract: Capital Invested                    ($  50.2)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  50.2)  $  10.5   $  10.8   $  11.1   $  11.5   $  24.9
                     IRR =        9.9%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B3-43: INCOME STATEMENT ($25MN FEE, 43% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
    Slot Win          $400 win/slot/day                   $ 146.0   $ 150.4   $ 154.9   $ 159.5   $ 164.3

   EXPENSES:
    Not retained by operator     57.0%                    $  83.2   $  85.7   $  88.3   $  90.9   $  93.7
    Other deductions (0%)                                     0.0       0.0       0.0       0.0       0.0
    Direct Payroll                                            7.3       7.5       7.8       8.0       8.2
    Payroll Taxes & Benefits                                  1.8       1.9       1.9       2.0       2.1
    Slot Lease Payments                                       7.3       7.5       7.7       8.0       8.2
    Other Slot Operating Costs                                3.7       3.8       3.9       4.0       4.1
    Building Operating Costs                                  3.7       3.8       3.9       4.0       4.1
    Property Tax                                              1.4       1.4       1.4       1.5       1.5
    Advertising/Media Marketing                               4.4       4.5       4.6       4.8       4.9
    Promotion: Food & Beverage                  $   9.5
       Other Players' Club                          5.1
       Bussing & Other                              4.4
    Total Promotion                             -------      19.0      19.5      20.1      20.7      21.4
    Interest on Debt                                          0.0       0.0       0.0       0.0       0.0
    Depr'n &c: Slots (3 years)                  $   0.0
       Bldgs & Other (20/5 years)                   0.9
       Initial License Fee (5 years)                5.0
    Total Dep'n & Amort'n                       -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
    Total Expenses                                        $ 137.5   $ 141.5   $ 145.6   $ 149.8   $ 154.1
                                                          -------   -------   -------   -------   -------
    Net Income from Slot Operations                       $   8.5   $   8.9   $   9.3   $   9.8   $  10.3
    Net Income / Food & Beverage(1)                       $   2.0   $   2.1   $   2.2   $   2.4   $   2.7(1)
                                                          -------   -------   -------   -------   -------
    Consolidated Net Income Before Tax                    $  10.5   $  11.0   $  11.6   $  12.2   $  13.0
    Corporate Income Taxes                               ($   3.1) ($   3.3) ($   3.5) ($   3.7) ($   3.9)
                                                          -------   -------   -------   -------   -------
    Net Income After Corporate Taxes                      $   7.3   $   7.7   $   8.1   $   8.6   $   9.1

    Add back: Depreciation (inc F&B)                      $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
    Subtract: Capital Invested                 ($  50.2)                0.0       0.0       0.0      13.0
              (inc Terminal Value)              -------   -------   -------   -------   -------   -------
    Result: Net Cash Flow                      ($  50.2)  $  13.6   $  13.9   $  14.3   $  14.8   $  28.3
                     IRR =       18.0%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES

PRO FORMA FINANCIAL STATEMENTS FOR MASS. TRACK SLOT FACILITY         Preliminary

           EXHIBIT B3-44: INCOME STATEMENT ($25MN FEE, 44% RETENTION)

                       ($ million, based on 2003 dollars)

                                                           YEAR 1    YEAR 2    YEAR 3    YEAR 4    YEAR 5
REVENUES:(1)
                     1,000 slots
 Slot Win             $400 win/slot/day                   $ 146.0   $ 150.4   $ 154.9   $ 159.5   $ 164.3

EXPENSES:
 Not retained by operator        56.0%                    $  81.8   $  84.2   $  86.7   $  89.3   $  92.0
 Other deductions (0%)                                        0.0       0.0       0.0       0.0       0.0
 Direct Payroll                                               7.3       7.5       7.8       8.0       8.2
 Payroll Taxes & Benefits                                     1.8       1.9       1.9       2.0       2.1
 Slot Lease Payments                                          7.3       7.5       7.7       8.0       8.2
 Other Slot Operating Costs                                   3.7       3.8       3.9       4.0       4.1
 Building Operating Costs                                     3.7       3.8       3.9       4.0       4.1
 Property Tax                                                 1.4       1.4       1.4       1.5       1.5
 Advertising/Media Marketing                                  4.4       4.5       4.6       4.8       4.9
 Promotion: Food & Beverage                     $   9.5
    Other Players' Club                             5.1
    Bussing & Other                                 4.4
 Total Promotion                                -------      19.0      19.5      20.1      20.7      21.4
 Interest on Debt                                             0.0       0.0       0.0       0.0       0.0
 Depr'n &c: Slots (3 years)                     $   0.0
    Bldgs & Other (20/5 years)                      0.9
    Initial License Fee (5 years)                   5.0
 Total Dep'n & Amort'n                          -------       5.9       5.9       5.9       5.9       5.9
                                                          -------   -------   -------   -------   -------
 Total Expenses                                           $ 136.1   $ 140.0   $ 144.0   $ 148.2   $ 152.4
                                                          -------   -------   -------   -------   -------
 Net Income from Slot Operations                          $   9.9   $  10.4   $  10.9   $  11.4   $  11.9
 Net Income / Food & Beverage(1)                          $   2.0   $   2.1   $   2.2   $   2.4   $   2.7(1)
                                                          -------   -------   -------   -------   -------
 Consolidated Net Income Before Tax                       $  12.0   $  12.5   $  13.1   $  13.8   $  14.6
 Corporate Income Taxes                                  ($   3.6) ($   3.7) ($   3.9) ($   4.1) ($   4.4)
                                                          -------   -------   -------   -------   -------
 Net Income After Corporate Taxes                         $   8.4   $   8.7   $   9.2   $   9.7   $  10.2

 Add back: Depreciation (inc F&B)                         $   6.3   $   6.3   $   6.3   $   6.3   $   6.3
 Subtract: Capital Invested                    ($  50.2)                0.0       0.0       0.0      13.0
           (inc Terminal Value)                 -------   -------   -------   -------   -------   -------
 Result: Net Cash Flow                         ($  50.2)  $  14.6   $  15.0   $  15.4   $  15.9   $  29.5
                     IRR =       20.7%

(1) Food, beverage, and racing operations presented on a net basis; see Exhibit
    C.

6/2/03               CONFIDENTIAL TREATMENT                  CUMMINGS ASSOCIATES